Credit Suisse 2015 Financial Services Forum February 10, 2015 Bruce Van Saun Chairman and Chief Executive Officer Exhibit 99.1

Forward-looking statements and Non-GAAP financial measures
Forward-Looking Statements
This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,”
“will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:
negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;
the rate of growth in the economy and employment levels, as well as general business and economic conditions;
our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;
our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;
liabilities resulting from litigation and regulatory investigations;
our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;
changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;
the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;
financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;
management’s ability to identify and manage these and other risks; and
any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (“RBS”)
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS's remaining ownership of our common stock remains uncertain, and we have no control over the manner in which
RBS may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Registration Statement on Form S-1 filed with the
United States Securities and Exchange Commission and declared effective on September 23, 2014.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures such as, “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio”. These non-GAAP measures exclude goodwill impairment, restructuring charges and special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Special items include regulatory expenses, expenses relating to our initial public offering, and other expenses or income. All references to “Adjusted” results are non-GAAP financial measures. These measures exclude restructuring charges and special items.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non-GAAP measures to the most comparable financial measure prepared in accordance with GAAP is included in the Appendix hereto.

WHO
WHAT
WHERE
WHEN

Citizens Financial Group, Inc.

2 Citizens: Building a top-performing regional bank HOW Charting a clear course … delivering for our stakeholders

What Where When 3 Citizens: Building a top-performing regional bank How Who Citizens went public on September 24, 2014 70.5% owned by RBS with plan for full divesture by YE 2016 Who are we?

National

In-Footprint

Citizens Financial Group, Inc.

Dimension
(2)
Rank
(3)
Assets - $132.9 billion #13
Loans - $93.4 billion #13
Deposits - $95.7 billion #14
Branches - ~1,200 #11
ATM network - ~3,200 #7
Lead/joint lead
bookrunner
#8 (4)
Deposits - $95.7 billion
Top 5 rank:
9/10 markets (1)
HELOC - $16.0 billion
Top 5 rank:
8/9 markets (5)
Auto - $12.7 billion
Top 5 rank:
3/9 markets (6)
Mortgage – $11.8 billion
Top 5 rank:
1/9 markets (7)
Middle-market lending #5 (8)
Source: SNL Financial, unless otherwise noted.
1. As of 6/30/2014, excludes non-retail branches and banks with limited retail operations.
2. As of 12/31/2014, unless otherwise noted
3. As of 9/30/2014, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
4. Thomson Reuters LPC, 2014 data based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
5. According to Equifax; origination volume as of 3Q14.
6. According to Autocount; origination volume as of 3Q14.
7. According to Equifax; origination volume as of 2Q14.
8. Based on market penetration, according to Greenwich Associates 3Q14 rolling four-quarter data.
Leading deposit market share of 9.1% in top 10 MSAs
(1)
– #2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,700 colleagues
Solid franchise with leading positions in attractive markets
Retail presence in 11 states
Top 5 deposit market share in 9 of 10 largest MSAs
(1)
Buffalo, NY: #4
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #4
Philadelphia, PA: #5
Detroit, MI:
#8
Providence, RI: #1

Balanced business mix

Period-end loans and leases
(1)
$74B 2009
Consumer
Commercial
$90B 2014
Consumer
Commercial
1. Reflects loans in our operating segments (Consumer Banking and Commercial Banking).  Excludes Other segment, which includes
Non-core loans.  Includes loans held for sale.
Targeting 50/50 mix over time
64%
36%
56%
44%

Well capitalized with a 4Q14 Tier 1 common equity ratio of 12.4%; pro forma common equity Tier
1 ratio of 12.1% on a fully phased-in Basel III basis
Solid asset quality performance with 2014 net charge-offs of 36 bps
Strong deposit franchise with $83.6 billion of core deposits
(1)
, or 87% of total period-end deposits,
and a total deposit cost of 17 bps
Internal plan to address Fed’s CCAR standards on track
Strong, clean balance sheet funded with low-cost deposits

2014 period-end
Tier 1 common equity ratio
2014 average
cost of deposits
2014 net charge-offs/
average loans and leases
(2) (2) (2)
0.36%
0.29%
0.34%
CFG Peer
Average
0.17%
0.16%
CFG Peer
Average
12.4%
10.4%
CFG Peer
Average
Core Non-Core
Source:  SNL financial, Company filings
1)
Core deposits defined as deposits, excluding term deposits.
2)
Peer banks include BB&T (BBT), Comerica (CMA), Fifth Third (FITB), KeyCorp (KEY), M&T (MTB), PNC (PNC), Regions (RF), SunTrust (STI), and US Bancorp (USB).
3)
Current reporting period regulatory capital ratios are preliminary

Money
BEST BANKS
2013-2014

GOLD
STEVIE® WINNER
STEVIES 2014
FOR SALES & CUSTOMER SERVICE

JAVELIN STRATEGY & RESEARCH

Citizens Financial Group, Inc.

Corporate banking
Commercial real estate
Franchise finance
Asset finance
PE/sponsor finance
Healthcare/technology/not
for profit verticals
Capital markets
Treasury Solutions
Commercial deposit services
Retail deposit services
Mobile/online banking
Credit/debit card
Wealth management
Home equity loans/lines
Mortgage
Auto
Education finance
Business banking
Consumer Commercial
Robust product offerings with strong customer service
Deep client
relationships
+
Drive cross-sell and
wallet share
Extensive
product set
Recipient of numerous awards for our products and services
Highest Mobile Banking
Smartphone Ratings Award
2013 & 2014
Money Magazine
Best Banks in America
2013 & 2014
Three gold Stevie Awards
for sales and service 2014

Average industry experience of 26 years
Strong and experienced Board & Leadership team
Board Member Committees
Bruce Van Saun Chairman and Chief Executive Officer
Arthur F. Ryan
Lead Director; Chair of Compensation and
Human Resources Committee; Member of
Nominating and Corporate Governance
Committee
Mark Casady Member of Risk Committee
Anthony Di Iorio
Member of Audit Committee; Nominating and
Corporate Governance Committee
Robert Gillespie
William P. Hankowsky
Member of Audit Committee; Compensation
and Human Resources Committee
Howard W. Hanna III
Member of Audit Committee; Nominating and
Corporate Governance Committee
Lee Higdon
Member of Audit Committee; Compensation
and Human Resources Committee
Charles J. (“Bud”) Koch
Chair of Risk Committee; Member of Audit
Committee
Shivan S. Subramaniam
Chair of Nominating and Corporate
Governance Committee; Member of Risk
Committee
Wendy A. Watson
Chair of Audit Committee;
Member of Risk Committee; Compensation
and Human Resources Committee
Marita Zuraitis Member of Risk Committee
Leadership Team Member Title
Bruce Van Saun Chairman and Chief Executive Officer
David Bowerman
Vice Chairman and Head of Citizens
Business Services
Brad Conner
Vice Chairman and Head of
Consumer Banking
Michael Cleary
EVP and Head of Distribution
Consumer Banking
John Fawcett Chief Financial Officer
Stephen Gannon
EVP, General Counsel and Chief
Legal Officer
Beth Johnson EVP and Head of Corporate Strategy
Susan LaMonica
EVP and Director of Human
Resources
Robert Nelson EVP and Chief Compliance Officer
Brian O’Connell
EVP and Regional Director
Technology Services
Robert Rubino
EVP and Interim Co-Head of
Commercial Banking
Nancy Shanik EVP and Chief Risk Officer
Stephen Woods
EVP and Interim Co-Head of
Commercial Banking

Citizens went public on September 24, 2014
70.5% owned by RBS with plan for full divesture by YE 2016
Who are we?

Citizens: Building a top-performing regional bank
Where
When
How
Who
What is the vision for Citizens?
What are the strategy and key priorities?
What are the key financial targets?
What

Colleagues
Offer fulfilling jobs
Regulators
Comply with
letter and
spirit of rules
and
regulations
Investors
Deliver
strong value
proposition
and
attractive
returns
Communities & Society
Support sustainable prosperity
Aspire to be a top-performing regional bank, delivering well for all stakeholders

Customer-centric culture
Customers
Serve our
customers well

Our strategy to achieve this is to:
Offer our customers a differentiated customer experience through the quality of our colleagues, products and services
– Foster a culture around customer-centricity, commitment to excellence, leadership, teamwork and integrity
Build a great brand that invokes trust from our customers and reinforces our value proposition
– Consumer: Simple. Clear. Personal.
– Commercial: Thought Leadership
Strive to deliver attractive risk-adjusted returns by making good capital and resource allocation decisions, being good stewards of our resources, and rigorously evaluating our execution
Operate with a strong balance sheet with regards to capital, liquidity and funding, coupled with a well-defined and prudent risk appetite
Maintain a balanced business mix between Commercial Banking and Consumer Banking
Position the bank as a ‘community leader’ that makes a positive impact on the communities and local economies we serve
Our vision and strategy
Our objective is to be a top-performing regional bank that delivers well for our stakeholders
Our vision is to deliver the best possible banking experience

Position Consumer Banking to deliver improved capabilities and profitability
– Re-energize household growth and deepen relationships through cross-sell
– Scale up growth in consumer asset businesses
– Move towards smaller branch formats with fewer, but more productive bankers, and enhanced on-
line and mobile functionality
Continue our momentum in Commercial Banking
– Equip our bankers to drive thought leadership and differentiate our customer experience
– Deepen customer relationships with a focus on Capital Markets and Treasury Solutions
Grow our balance sheet to build scale while maintaining a strong capital position
– Focus on growing a cost-effective, sustainable deposit base in support of business loan growth
Tightly manage expense base while funding technology, colleague, and regulatory needs and maintaining sufficient investment in our infrastructure
Embed risk management throughout the organization and build stronger relationships with regulators
Develop a high-performing, customer-centric organization and culture
– Live our values every day
– Empowerment with accountability
Our strategy results in six priorities

These priorities have been mapped to specific initiatives
Build out Mid-Corporate &
Specialty verticals
Continued development of
Capital Markets
Build out Treasury Solutions
Grow Franchise Finance
Core Commercial growth
Target 7 – 8% loan growth
Complete $750 million
remaining capital conversion
transactions
(1)
Target $200 million expense
savings by end of 2016
Continue significant
technology investment
CCAR progress
Regulatory issue remediation
New Vision & Credo
Organization Health Index /
Leadership standards
Improved
Consumer
Bank
Continued Commercial
Momentum
Balance Sheet Growth/
Capital Mix
Normalization
Enhanced Efficiency &
Infrastructure
Embed Robust
Risk/Regulatory
Framework
1. Subject to regulatory approval.
Reenergize Household growth
Grow Auto
Grow Education Finance
Expand Business Banking
Expand Mortgage sales force
Expand Wealth sales force
High-Performing,
Customer-Centric Culture

We target a 10%+ run-rate ROTCE by the end of 2016
1. 2013 excludes $4.4 billion pre-tax ($4.1 billion after-tax) goodwill impairment charge.  See appendix for a reconciliation of non-GAAP items.
2. See appendix for a reconciliation of non-GAAP items.
3. Excludes restructuring charges and special items.
Making steady progress
Key Indicators 2011 2013 (1) 2014 4Q14
End 2016
Targets
Return on average tangible
common equity ("ROTCE")
(2)
4.2% 4.9% 6.7% 6.1%
Adjusted ROTCE
(2)(3)
4.5% 5.1% 6.1% 6.8%
Return on average total
tangible assets
(2)
0.4% 0.6% 0.7% 0.7% 1.0%+
Adjusted efficiency ratio
(2)(3)
66% 69% 69% 67% ~60%
Tier 1 common equity ratio 13.3% 13.5% 12.4% 12.4% ~11%
Future
target
12%+
10%+

What is the vision for Citizens?
What are the strategy and key priorities?
What are the key financial targets?
Citizens went public on September 24, 2014
70.5% owned by RBS with plan for full divesture by YE 2016
Who are we?

Citizens: Building a top-performing regional bank
What
When
How
Who
Where will we play?
Where will we allocate capital?
Where

We have made choices on where we will focus
Geography
We pursue national
businesses if:
– We can be relevant to
customers
– It is a scalable business
nationally
– It reinforces the core
business in our footprint
Target: ~25% of revenue
Business Customers
Consumer
Target: 50% of revenue
Focus on customer segments
with a broad range of needs
Strong focus on mass, mass-
affluent and affluent segments
Build on the strong base we
have with small business
customers
Commercial
Target: 50% of revenue
Focus on companies with
annual revenues between $25
million and $2.5 billion
Only enter specialty verticals
that have strong industry
presence in our footprint
Return on Average Tangible
Common Equity > 10%
Ability to gain market
leadership
Element of recurring fee-
based revenues
Element of self-funding
Critical part of the customer
experience
Consistent with our risk
appetite
Mid-West Mid-Atlantic New England
We will concentrate on
opportunities in our current
footprint
Target: ~75%+ of revenue

Other
Commercial
Consumer

Citizens Financial Group, Inc.

Capital allocation focused on maximizing growth and returns
4Q14 Balances
Emphasize risk-adjusted
returns in allocating capital
Focus on acquiring and
deepening customer
relationships to help drive
cross-sell:
Mortgage
Wealth
Capital Markets
Treasury Solutions
Measure total relationship
profitability in Commercial
when assessing customer
returns
Drive better analytics on
Consumer and Commercial
customer and segment
profitability
53%
42%
5%
1. Based on 4Q14 average loan balances, excludes held for sale.
$92.0 Billion $106.0 Billion
Average Loans
(1)
Period-end Risk Weighted Assets
37%
52%
11%
Student
Lending
Student
Lending
Home Lending
Auto
Business Banking
Other Consumer
Middle Market
Mid Corporate & Specialty
Verticals
CRE
Asset Finance
Other Commercial
Treasury/Non-Core
Home Lending
Auto
Business Banking
Other Consumer
Middle Market
Mid Corporate & Specialty
Verticals
CRE
Asset Finance
Other Commercial
Treasury/Non-Core

Citizens went public on September 24, 2014
70.5% owned by RBS with plan for full divesture by YE 2016
Who are we?
What is the vision for Citizens?
What are the strategy and key priorities?
What are the key financial targets?
Where will we play?
Where will we allocate capital?

Citizens: Building a top-performing regional bank
What
Where
How
Who
When will we deliver the key objectives in our Plan?
When will we get to top-performing?
When

✓
	✓
	✓
	✓
	✓
	✓
	✓

Citizens Financial Group, Inc.

2014 Operating Plan
Net interest income High- single-digit growth
Loan portfolio Mid- single-digit growth
Credit quality 35-45 bps of net charge-offs
Efficiency ratio <70%
Loan-to-deposit ratio < 100%
ROTCE (adjusted)
(1)
~ 6.0%
Tier 1 Common Equity ratio ~ 120 bps reduction
Plan spans three years to end of 2016; tracked well in 2014
Targets progressed as planned in 2014

1. Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.

External Factors
Macro
Environment
Interest Rates
Housing Market
Overall health of consumer
Competitor
Actions
Competitive hiring market
Easing competitor credit pricing and discipline
Investment in technology, convenience, formats
Consumer
Behavior
Stickiness of deposit base in rising rate environment
Conforming %, purchase mortgage origination mix
Orientation towards financial advice
Current view
entering 2015
External factors broadly consistent except for rates
Focused on further expense initiatives to help
mitigate challenges posed by rate curve

1
2
3
4
5
6
7
8
9
10
11a
11b
11c
INITIATIVE
2014 Status
2015
Outlook
Commentary
CFG
Execution
Market
Condition
Reenergize household growth
Arrested household decline with new offerings.  Contending with competition and reduced foot traffic.  Key is training/improved lead generation.
Expand mortgage sales force
Achieved 2014 hiring goals; increased LOs by 66 including 41 in 4Q14, with attrition starting to normalize.
Market conforming product mix and refi activity are wild cards.
Grow Auto
Performed well in 2014 with 35% YoY portfolio growth & yield expansion throughout the year (+10bps from 1Q14 to 4Q14).
Grow Student Strong new refi product origination of $169 million in 4Q’14.
Expand Business Banking Solid loan origination & deposit performance expected to continue.
Expand Wealth sales force
Strong market conditions have created competitive hiring environment for  financial consultants.
Build out Mid-Corp & verticals Met RM hiring goals in 2014 and well positioned for growth in 2015.
Continue development of Capital
Markets
Capital markets rank and fees up nicely in 2014.  Improved capabilities in
FX and Sales & Trading will be operational in 2015.
Build out Treasury Solutions
New leader in place. Expect to see ramp up in benefits from recent people and technology investments over in 2015.
Grow Franchise Finance Strong performance due to pace of new client acquisition (60+ in 2014).
Core: Middle Market
Strong origination activity expected to continue; focus on reducing portfolio run-off and optimizing pricing.
Core: CRE
CRE loans up 12% YoY to $7.8 billion at YE 2014.  Continued momentum expected with focus on improvements in yield.
Core:  Asset Finance 2015 performance continues to look promising.

Initiatives broadly on track

We are focused on fully meeting regulatory expectations
Step-change improvement in CCAR capabilities
– Integrated capital planning
– Deepened expertise in stress testing and modeling
Significant progress in remediating regulatory issue backlog, though more to do
Strengthened the risk culture
– Focus on proactive identification and management of risk
– Embedding risk appetite across the organization
Intense focus on building an organization that evolves alongside heightened regulatory standards

Achieve current targets, then raise the bar
Strive for consistency in performance, limit tail risk
Target relatively high pay-out ratio, steady and growing dividend
Investors
Customers
Colleagues
Community
Regulators
Continue to improve customer satisfaction
– Top 10 in JD Power for Consumer segment
– Top performer in RM quality, value of ideas in Commercial
Gain market share in targeted segments (Consumer & Commercial)
Achieve top quartile Organizational Health rating
Continue to develop talent and enhance culture
Achieve heightened volunteer and financial giving aspirations
Use our position to improve the well-being of the communities we serve
Achieve and sustain heightened standards across broad regulatory agenda, and earn the respect of our regulators

We have a clear plan with rolling objectives for each stakeholder
Once three-year targets are met, we aspire to further stretch our goals
Getting to top performing

Citizens went public on September 24, 2014
70.5% owned by RBS with plan for full divesture by YE 2016
Who are we?
What is the vision for Citizens?
What are the strategy and key priorities?
What are the key financial targets?
Where will we play?
Where will we allocate capital?
When will we deliver the key objectives in our Plan?
When will we get to top-performing?

Citizens: Building a top-performing regional bank
What
Where
When
Who
How will we sustain our execution?
How will we meet the challenges along the way?
How

Monitoring metrics regularly (vs.
targets)
Maintaining flexibility to adapt
based on progress and environment
To achieve this we need to continue to hire,
develop, and retain the right talent
Focused on strengthening the leadership of the
organization
Execution: Intense focus delivering against the plan
Identified and communicated priority initiatives
Assigned ownership
Aligned resources
Mapped out metrics and targets for each initiative
Culture is focused on:
– Customer
– Leadership
– Accountability and execution
– Community focus
Key to execution is the quality of our talent and instilling the right culture
People Culture
Building alignment and capability in our
leadership
– Over 18 months have attracted or
promoted from within 24 new members to
our Executive Leadership Group (top 120)

How will we deal with the myriad of challenges we face?
Driving balance sheet growth in areas that provide the most
attractive returns
Remaining disciplined on pricing
Increasing focus on fee-generating businesses
Low-rate
environment
Regularly engaging with regulators to get consistent feedback
“early and often” on plans and progress
Proactively monitoring and mitigating emerging risks
Embedding risk management across the organization
Leading with our value proposition rather than price:
– Consumer – “Simple. Clear. Personal.”
– Commercial – “Thought Leadership”
Focusing in areas where we’re strongest
– Geographies; customer segments; products
Investment in technology, convenience, formats
Competitive
landscape
Regulatory

Investment Thesis
13
th
largest U.S. retail bank holding company with attractive
demographics in core markets
Attractive business mix with growing and profitable commercial business complementing strong consumer business
Client-centric model focused on deepening customer relationships
Attractive,
client-centric
franchise with
scale
Intense focus on strategic priorities driving attractive growth with improving asset mix and returns
Committed to driving enhanced efficiency and effectiveness
Prudently optimizing capital structure and risk profile to help drive improved risk-adjusted returns
Peer-leading capital ratios
Stable, low-cost deposit base
Solid asset quality through credit cycles
Strong, clean
balance sheet
supports
growth plans
Expected path
to double-digit
ROTCE
Making good progress on a comprehensive
plan to deliver for stakeholders

28 Q&A

Appendix 29

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
QUARTERLY
2011 2013 2014 4Q14
Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP) $506 ($3,426) $865 $197
Add: Restructuring charges and special items, net of income
tax expense (benefit)
42  4,097  (75) 20
Net income (loss), excluding restructuring charges and special items (non-GAAP)
$548 $671 $790 $217
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and
special items:
Average common equity (GAAP) $23,137 $21,834 $19,399 $19,209
Less: Average goodwill (GAAP) 11,311  9,063  6,876  6,876
Less: Average other intangibles (GAAP) 15  9  7  6
Add: Average deferred tax liabilities related to goodwill
(GAAP)
295  459  377  403
Average tangible common equity (non-GAAP) $12,106 $13,221 $12,893 $12,730
Return on average tangible common equity (non-GAAP) 4.2% (25.9)% 6.7% 6.1%
Return on average tangible common equity, excluding
restructuring charges and special items (non-GAAP)
4.5% 5.1% 6.1% 6.8%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP) $128,344 $120,866 $127,624 $130,671
Less: Average goodwill (GAAP) 11,311  9,063  6,876  6,876
Less: Average other intangibles (GAAP) 15  9  7  6
Add: Average deferred tax liabilities related to goodwill
(GAAP)
295  459  377  403
Average tangible assets (non-GAAP) $117,313 $112,253 $121,118 $124,192
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)
0.4% 0.6% 0.7% 0.7%
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP) $3,371 $7,679 $3,392 $824
Less: Restructuring charges and special expense items 65  4,461  169  33
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
$3,306 $3,218 $3,223 $791
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP) $3,320 $3,058 $3,301 $840
Add: Noninterest income (GAAP) 1,711  1,632  1,678  339
Total revenue (GAAP) $5,031 $4,690 $4,979 $1,179
Efficiency ratio, excluding restructuring charges and special items
(non-GAAP)
66% 69% 69% 67%
FULL YEAR